Exhibit 99.1

Primis Financial Corp. Announces Notification of Delinquency with Nasdaq

For immediate release

Tuesday, April 9, 2024

McLean, Virginia, April 9, 2024 – On April 4, 2024, Primis Financial Corp. (NASDAQ: FRST) (“Primis” or the “Company”) received a letter (the “Letter”) from The NASDAQ Stock Market LLC (“NASDAQ”) indicating that, as a result of not having timely filed its Annual Report on Form 10-K for the year ended December 31, 2023 (the “2023 Form 10-K”) with the Securities and Exchange Commission (the “SEC”), the Company is not in compliance with NASDAQ Listing Rule 5250(c)(1), which requires timely filing of all required periodic financial reports with the SEC.

As previously disclosed in the Notification of Late Filing on Form 12b-25 filed on March 18, 2024 and Amendment No. 1 filed April 1, 2024, the Company expected to receive the Letter because it had not timely filed the 2023 Form 10-K with the SEC and the Company had determined that it required additional time in connection with the restatement of certain financial statements and ongoing “pre-clearance” process with the Office of the Chief Accountant of the Securities and Exchange Commission.

The Letter has no immediate effect on the listing of the Company’s common stock on the NASDAQ Global Select Market. Pursuant to the Letter, the Company has 60 days following the receipt of the Notice within which to submit a plan to NASDAQ showing how it intends to regain compliance. The Company intends to file the 2023 Form 10-K as soon as possible, and in any case before the 60 days conclude, and thereafter, believes the Company will be in compliance with all of the NASDAQ continued listing requirements.

About Primis Financial Corp.

As of December 31, 2023, Primis had $3.9 billion in total assets, $3.2 billion in total loans and $3.3 billion in total deposits. Primis Bank provides a range of financial services to individuals and small- and medium-sized businesses through twenty-four full-service branches in Virginia and Maryland and provides services to customers through certain online and mobile applications.

Contacts:	Address:
Dennis J. Zember, Jr., President and CEO	Primis Financial Corp.
Matthew A. Switzer, EVP and CFO	1676 International Drive, Suite 900
Phone: (703) 893-7400	McLean, VA 22102

Primis Financial Corp., NASDAQ Symbol FRST

Website: www.primisbank.com

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Forward-Looking Statements

This press release and certain of our other filings with the Securities and Exchange Commission contain statements that constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. Such statements can generally be identified by such words as "may," "plan," "contemplate," "anticipate," "believe," "intend," "continue," "expect," "project," "predict," "estimate," "could," "should," "would," "will," and other similar words or expressions of the future or otherwise. These forward-looking statements include, but are not limited to, statements regarding our expectations regarding the impact on, and the timing of the completion and audit (including pre-clearance) of, the Company’s financial statements and the filing of the 2023 Form 10-K, which reflect the Company’s expectations based upon information presently available to the Company and assumptions that it believes to be reasonable.

Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of the Company to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements.

Forward-looking statements speak only as of the date on which such statements are made. These forward-looking statements are based upon information presently known to the Company’s management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in the Company’s filings with the Securities and Exchange Commission, the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, under the captions “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors,” and in the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events. Readers are cautioned not to place undue reliance on these forward-looking statements.

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